UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 7, 2005


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


                                  DELAWARE
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                 (State or other jurisdiction of incorporation)


             001-32380                                   03-0542659
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      (Commission File Number)                (IRS Employer Identification No.)



 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code:  (904) 421-1400


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Current Report on Form 8-K is filed by Interline Brands, Inc., a Delaware corporation ("Interline Brands") (NYSE:IBI).

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On May 23, 2003, Interline Brands, Inc., a New Jersey corporation and a wholly-owned subsidiary of Interline Brands ("Interline Opco"), issued its 11.5% Senior Subordinated Notes due 2011 (the "Notes") pursuant to an indenture (the "Indenture"), dated as of May 23, 2003, by and among Interline Opco, Wilmar Holdings, Inc., Wilmar Financial, Inc. and Glenwood Acquisition LLC, as guarantors named therein, (collectively, the "Initial Guarantors"), and The Bank of New York as Trustee (the "Trustee"). In connection with the acquisition of CCS Enterprises, Inc. ("Copperfield") by Interline Opco, Interline Opco, the Initial Guarantors, Copperfield, Copperfield Chimney Supply, Inc., an Oklahoma corporation, and Riverton Machine & Foundry, Inc., a Kentucky corporation (collectively the "New Subsidiary Guarantors"), and the Trustee entered into a Supplemental Indenture, dated as of July 8, 2005 (the "Supplemental Indenture") to, among other things, add the New Subsidiary Guarantors as guarantors of Interline Opco's obligations under the Notes and the Indenture. Each of the New Subsidiary Guarantors' guaranties of the Notes is the same as the existing guaranties by the Initial Guarantors.

                  The information set forth in Items 2.01 and 2.03 below is hereby incorporated by reference into this Item 1.01.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

                  On July 7, 2005, Interline Opco acquired all of the outstanding capital stock and options of Copperfield pursuant to a Stock Purchase and Sale Agreement by and among Copperfield, the shareholders listed therein and Interline Opco (the "Acquisition Agreement"). A copy of the Acquisition Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

                  Copperfield is a national distributor and direct marketer of specialty ventilation and chimney repair and replacement products. Copperfield operates six distribution centers throughout the United States and has over 125 employees. Copperfield offers more than 5,000 brand name and private label repair and replacement items including chimney replacement and relining products, specialty ventilation components, hearth products and gas and electrical appliances.

                  Pursuant to the Acquisition Agreement, Harbour Group Investment IV, L.P., CCS-HGI Associates, L.P., Robert T. Daniels, Luann B. Morton, Gregory Polakow and Shannon Palmer (collectively, the "Selling Shareholders") sold to Interline Opco all of the issued and outstanding shares and options to purchase shares of Copperfield. As a consideration, Interline Opco paid the Selling Shareholders an amount (the "Purchase Price") in cash equal to $70.0 million minus (i) the amount of any outstanding indebtedness of Copperfield or any of its subsidiaries and (ii) unpaid transaction fees and expenses incurred by Copperfield in connection with the preparation, execution and

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

performance of the Acquisition Agreement, plus (iii) a working capital adjustment, (iv) the cash balance of Copperfield, (v) all amounts payable to Copperfield by certain Selling Shareholders pursuant to certain promissory notes and (vi) the aggregate net exercise price payable to Copperfield by all the Selling Shareholders that own options if all the options sold by the Selling Shareholders had been fully exercised, net of certain employment payroll taxes. As part of the consideration, Interline Opco delivered $4.0 million in cash to LaSalle Bank National Association to be held in escrow (the "Escrow Amount"). At the closing, the Purchase Price (determined based on certain estimates) minus the Escrow Amount was paid to the Selling Shareholders. Final determination of the Purchase Price is expected to occur within 150 days after the closing in accordance with certain procedures set forth in the Acquisition Agreement.

                  The Acquisition Agreement includes customary representations, warranties and covenants by the parties. The representations and warranties of the parties to the Acquisition Agreement survive the closing but generally expire, subject to certain exceptions, on December 31, 2006.

                  The Selling Shareholders also agreed to indemnify Interline Opco against any losses arising from the breach or nonperformance of representations and warranties, covenants or obligations in connection with the Copperfield acquisition. The indemnification obligations are generally subject to a minimum loss per claim amount, a maximum aggregate loss amount and certain other limitations.

                  As a condition to the closing of the Copperfield acquisition, Interline Opco entered into certain noncompetition and confidentiality agreements with the Selling Shareholders.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On July 11, 2005, Interline Brands announced its updated earnings guidance for the fiscal year 2005. A copy of the press release announcing the updated earnings guidance is attached as Exhibit 99.1 and is hereby incorporated by reference into this Item 2.02.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                  On July 7, 2005, in connection with the acquisition of Copperfield, Interline Brands entered into an Incremental Facility Agreement among Interline Brands, Interline Opco, and the lenders named therein to amend its existing credit facility to permit the incurrence of an additional $50.0 million term loan ("Tranche B-2 Term Loans"), having substantially the same or better terms as the existing term loan. J.P. Morgan Securities Inc. ("JPMorgan") and Credit Suisse which will act as joint lead arrangers and JPMorgan, Credit Suisse and SunTrust Capital Markets, Inc. which will act as joint bookrunners in respect of the Tranche B-2 Term Loans. Credit Suisse is the administrative agent. Interline Opco used the proceeds from such term loan and

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

$20.0 million of borrowings under its existing revolving loan facility to fund the Copperfield acquisition.

                  The amended credit facility now provides for aggregate commitments of $250.0 million, consisting of (1) a revolving loan facility of $100.0 million, of which a portion not exceeding $20.0 million will be available in the form of letters of credit, and (2) a term loan facility of $150.0 million. The additional term loan will mature on December 31, 2010 and have substantially similar or better terms as the existing term loan. The additional term loan has quarterly installment repayments equal to 0.8% of the principal amount on an annual basis, with the balance payable in one final installment at the maturity date of the additional term loan. The indebtedness under the amended credit facility was also guaranteed by Copperfield and its subsidiaries and such additional guarantors pledged substantially all of their assets to the lenders under the amended credit facility.

ITEM 7.01.  REGULATION FD DISCLOSURE.

                  A copy of the press release announcing the acquisition of Copperfield is attached as Exhibit 99.2 and is hereby incorporated by reference into this Item 7.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (c)   EXHIBITS

EXHIBIT            DESCRIPTION
-------            -----------

10.1 Stock Purchase and Sale Agreement, dated as of July 7, 2005, by and among Copperfield, the shareholders listed therein and Interline Opco.

99.1               Press Release dated July 11, 2005.

99.2               Press Release dated July 7, 2005.





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

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERLINE BRANDS, INC.



                                      By: /s/ Laurence W. Howard
                                          --------------------------------------
                                          Name:  Laurence W. Howard
                                          Title: Vice President, General Counsel
                                                 and Secretary




Date:  July 13, 2005




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

                                INDEX TO EXHIBITS

EXHIBIT            DESCRIPTION
-------            -----------

10.1 Stock Purchase and Sale Agreement, dated as of July 7, 2005, by and among Copperfield, the shareholders listed therein and Interline Opco.

99.1               Press Release dated July 11, 2005.

99.2               Press Release dated July 7, 2005.



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